Exhibit 99.1

ARGAN, INC. JULY 2009

Disclaimer All statements in this presentation that are not historical are forward- looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as "believe," "intend," "expect," "may," "could," "would," "will," "should," "plan," "project," "contemplate," "anticipate," or similar statements. Because these statements reflect the current views of Argan, Inc. ("Argan" or the "Company") concerning future events, these forward-looking statements are subject to risks and uncertainties. Argan's actual results could differ materially from those anticipated in these forward-looking statements as a result of many factors, which are described under the caption "Risk Factors" in Argan's most recent Forms 10-K and 10-Q filed with the Securities and Exchange Commission. Argan undertakes no obligation to update publicly any forward-looking statements contained in this presentation.

Investment Highlights Demonstrated track record of performance Substantial industry growth prospects Very strong backlog and bidding pipeline Compelling financial characteristics Experienced management team

Company Overview Headquarters - Rockville, MD Ticker - NYSE-AMEX:AGX Recently added to Russell 2000 Index Market cap (7/15/09) - $208.7 million LTM revenue - $235.6 million LTM EBITDA - $21.3 million LTM diluted EPS - $0.86 Employees - More than 600

Senior Management Team Rainer Bosselmann - Chairman and CEO Arthur Trudel - Chief Financial Officer Richard Deily - Corporate Controller Management has an established track record of creating value for the shareholders of Jupiter National, Inc. (AMEX:JPI), Arguss Communications, Inc. (NYSE:ACX) and Argan, Inc. (NYSE-AMEX:AGX)

SMC VLI GPS East 3.9 4.5 91.6 Business Overview Gemma Power Systems, LLC ("GPS") - provides engineering, procurement and construction ("EPC") services to power generation and renewable energy markets GPS accounted for 91.6% of total revenues during the fiscal year ended January 31, 2009 Vitarich Laboratories, Inc. ("VLI") - develops, manufactures and distributes premium nutritional products Southern Maryland Cable, Inc. ("SMC") - provides telecommunications infrastructure services FYE 2009 Revenue by Subsidiary

Industry Growth Drivers Substantial capacity additions will be required to meet rising electricity demand The retirement of older, inefficient plants will further drive investment in new generation capacity Federal and state government legislation is expected to lead to a greater percentage of energy produced by renewable sources Wind is expected to play a key role in the development of alternative energy, supported by a number of state and Federal policies and incentives

Increasing Construction Activity U.S. power plant construction activity is expected to experience steady growth during the next several years Source: Energy Information Administration. 2007 2008 2009 2010 2011 2012 Demand 53.371 61.377 67.514 73.591 80.95 90.664 Power Construction Put in Place

Expected Generation Capacity Additions Natural gas and renewables are expected to represent the majority of new capacity additions during the next 20 years, as coal fired plants are replaced 2008-2015 2016-2020 2021-2025 Coal 17.84 1.75 2.46 Nautrual Gas 30.35 21.54 55.01 Nuclear 1.18 3.32 0 Renewables 27.13 9.33 69.11 Electricity Generation Capacity Additions by Fuel Type Source: Energy Information Administration.

Renewable Energy Growth Potential Biomass and wind lead projected growth in renewable generation 2007 2010 2020 2030 MSW 16.43 22.05 22.7 22.93 Biomass 38.51 56.26 164.99 231.25 Wind 32.2 80.55 92.57 129.82 Solar 1.29 3.91 18.39 22.45 Geothermal 14.84 17.78 19.11 21.8 Renewable Electricity Generation by Energy Source Source: Energy Information Administration.

Approximately $70 billion in tax and spending provisions is set aside for energy-related programs in President Obama's stimulus package Renewable Electricity Standards have now been enacted in 28 states Federal Policies and Incentives - Renewables Location of Wind Power Developments in the U.S. > 1,000 MW 100 MW - 1,000 MW < 100 MW AK 2 CA 2,493 OR 964 WA 1,367 MT 165 NV UT 20 AZ WY 459 CO 1,067 ND 517 SD 187 NE 73 KS 465 TX 6,297 MN 1,377 IA 1,394 AR 0.0 % WI 395 IL 73 6 IN 131 OH 7 KY TN 29 MS AL 0.0% GA SC NC VA PA 323 ME 42 NM 496 OK 689 MO 163 WV 0.7% LA 0.4% 0.3% 10.4% 230 NJ 8 ID 75 MI 55 NY 707 VT 6 NH 1 MA 5 RI 1 HI 63 Source: American Wind Energy Association.

Overview of GPS Acquired by Argan - December 2006 Purchase price - $25.0 million Consideration paid in cash and stock ($3.75 per share) $10.7 million in additional equity ($3.75 per share) raised to support bonding and working capital requirements Services - engineering, procurement and construction of natural gas fired and alternative power energy facilities Customers - utilities and independent power producers FY 2009 revenue: $202.3 million FY 2009 EBITDA: $31.2 million

GPS Track Record More than 12,000 megawatts of installed power plant capacity More than 850 megawatts of power facility development More than 350 million gallons per year of installed renewable fuels capacity 33 projects completed on an EPC basis 50 major turnkey construction projects Power experience includes combined cycle, combustion turbines, coal/wood fueled projects, wind plants and waste recovery facilities Renewable fuels experience includes bio-diesel and ethanol facilities

National Footprint GPS has the ability to provide EPC services to customers throughout the United States Historical Project Locations States in which GPS has completed projects.

Types of Projects Types of projects include simple cycle / peaking facilities, combined cycle cogeneration facilities, biodiesel production facilities, ethanol facilities and pollution control projects Average plant size - 347 megawatts Average project size - $71 million Biodiesel Ethanol Combined Cycle Simple Cycle Pollution Control East 11.5 3.8 30.8 46.2 7.7 Types of Projects

Extensive Project Portfolio Power facilities - simple cycle solution CPV Sentinel Energy Project A.L. Pierce Re-powering Project Vandolah Power Project DeSoto County Power Project Indigo Energy Facility Larkspur Energy Facility Richmond County Phase I Power Monroe Power Project Richland Peaking Project Rocky Road Unit 4 Project Broad River Energy Center Pollution solution Brayton Point Power Station La Rosita SCR Project Power facilities - combined cycle solution Colusa Generating Station Roseville Energy Park Hines PB-2 Power Project Rowan County Power Project Effingham County Power Project Richmond County Phase II Power Project Process facilities - biodiesel Renewable BioFuels Port Neches Galena Park Green Earth Fuels Houston LLC Process facilities - ethanol Carleton Ethanol Facility

Current Projects Colusa Generating Station - Pacific Gas & Electric Company - design and construction of a natural gas fired power plant in Colusa, California 640 megawatt combined cycle facility Contract value: $368 million Commenced project: November 2007 Expected completion: November 2010 Contract structure: Target price

Current Projects Sentinel Power Project - design and construction of eight simple cycle gas fired peaking plants in Desert Hot Springs, California 850 megawatts Contract value: $211 million Awaiting final regulatory approval Expected contract duration: Over two years Contract structure: Unit pricing

Wind Power Venture June 2008 - Formed business partnership with Invenergy Wind Management, LLC Argan is the primary contractor for Invenergy sponsored construction of wind farms in the United States and Canada Provides access to supply pipeline of wind turbines Leverages GPS's historical expertise in wind power

Wind Power Venture LaSalle County, Illinois - design and build the expansion of existing wind farm Contract value: $45 million Commenced project: September 2008 Expected completion: September 2009

Competitive Landscape Larger Projects / Traditional Fuels Smaller Projects / Alternative Fuels

Revenue and EBITDA Growth GPS's revenue and EBITDA have grown significantly since the acquisition by Argan in December 2006 Revenue for Years Ended January 31 2006 2007 2008 2009 Full Time 48.6 134.4 180.4 202.3 EBITDA for Years Ended January 31 2006 2007 2008 2009 Full Time 3.8 5.4 16.8 31.2 Note: 2006 and 2007 amounts are pro-forma for the transaction.

Growth Strategy Establish additional strategic alliances in the EPC space Make additional strategic acquisitions that complement our unique market position Partner with well capitalized investment entities to create larger service opportunities in renewable energy projects Exploit long-term relationships throughout the industry to aggressively build backlog of traditional and renewable energy projects

Overview of VLI Acquired by Argan - August 2004 Products - premium nutritional supplements, vitamins and whole-food dietary supplements Customers - brand merchandisers, network marketers and catalog, Internet and infomercial distributors FY 2009 revenue: $10.1 million Revenue for Years Ended January 31 2006 2007 2008 2009 Full Time 17.7 20.8 16.7 10.1

Overview of SMC Acquired by Argan - July 2003 Services - structuring, cabling, terminations and connectivity solutions Customers - Electronic Data Systems Corp., Southern Maryland Electrical Cooperative and Verizon FY 2009 revenue: $8.6 million Revenue for Years Ended January 31 2006 2007 2008 2009 Full Time 10.8 14.3 9.7 8.6

Consolidated Financial Performance Net Revenue 2007 2008 2009 LTM Full Time 68.9 206.8 220.9 235.6 EBITDA 2007 2008 2009 LTM Full Time 4 6.5 19.6 21.3 Diluted EPS EBITDA Margin 2007 2008 2009 LTM Full Time -0.02 -0.29 0.78 0.86 2007 2008 2009 LTM Full Time 0.058 0.031 0.089 0.091

3 Months Ended April 30 Performance Net Revenue 2008 2009 Full Time 48.4 63.1 EBITDA 2008 2009 Full Time 3.3 5.1 Diluted EPS EBITDA Margin 2008 2009 Full Time 0.0689 0.081 2008 2009 Full Time 0.14 0.22

1/31/07 1/31/08 1/31/09 4/30/09 Full Time 171.3 122 456 404 30.8 19 Substantial Backlog GPS has achieved significant growth in contract backlog during the past three years GPS is currently tracking over $3.5 billion in new project revenue opportunities GPS Historical Contract Backlog * Represents contract backlog associated with 50%-owned wind energy construction company. * *

Investment Highlights Demonstrated track record of performance Substantial industry growth prospects Very strong backlog and bidding pipeline Compelling financial characteristics Experienced management team